                                  EXHIBIT 9(e)

              Schedules A and B to the Sub-Administration Agreement
                  between ASO Services Company and AmSouth Bank

                                                     Dated: ____________, 1998

                               FORM OF SCHEDULE A
                       TO THE SUB-ADMINISTRATION AGREEMENT
                                     BETWEEN
                              ASO SERVICES COMPANY
                                       AND
                                  AMSOUTH BANK

NAME OF FUND
------------

AmSouth Prime Obligations Fund
AmSouth U.S. Treasury Fund
AmSouth Tax Exempt Fund
AmSouth Equity Fund
AmSouth Regional Equity Fund
AmSouth Balanced Fund
AmSouth Bond Fund
AmSouth Municipal Bond Fund
AmSouth Limited Maturity Fund
AmSouth Government Income Fund
AmSouth Florida Tax-Free Fund
AmSouth Capital Growth Fund
AmSouth Small Cap Fund
AmSouth Equity Income Fund
AmSouth Enhanced Market Fund
AmSouth Large Cap Growth Fund
AmSouth Institutional Prime Obligations Fund
AmSouth Institutional U.S. Treasury Fund

                                         ASO SERVICES COMPANY

                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------


                                         AMSOUTH BANK

                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------

                                                   Dated: ______________, 1998


                               FORM OF SCHEDULE B
                       TO THE SUB-ADMINISTRATION AGREEMENT
                                     BETWEEN
                              ASO SERVICES COMPANY
                                       AND
                                  AMSOUTH BANK

Name of Fund                                 Compensation*
--------------------------                   ------------------------
AmSouth Prime Obligations Fund                Such percentage of ASO's
AmSouth U.S. Treasury Fund                    compensation received pursuant
AmSouth Tax Exempt Fund                       to the Management and
AmSouth Equity Fund                           Administration Agreement with
AmSouth Regional Equity Fund                  the Trust as shall be agreed
AmSouth Balanced Fund                         upon from time to time between
AmSouth Bond Fund                             the parties, but in no event
AmSouth Municipal Bond Fund                   to exceed an annual rate of
AmSouth Limited Maturity Fund                 ten one-hundredths of one
AmSouth Government Income Fund                percent (.10%) of each such
AmSouth Florida Tax-Free Fund                 Fund's average daily net
AmSouth Capital Growth Fund                   assets.
AmSouth Small Cap Fund
AmSouth Equity Income Fund
AmSouth Enhanced Market Fund
AmSouth Large Cap Growth Fund
AmSouth Institutional Prime
  Obligations Fund
AmSouth Institutional U.S. Treasury Fund


                                         ASO SERVICES COMPANY

                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------

                                         AMSOUTH BANK

                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------


------------

* All fees are computed daily and paid periodically




                                       B-1